SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 20, 2004

Date of Report (date of earliest event reported)

KOMAG, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	0-16852	94-2914864

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1710 Automation Parkway
San Jose, California 95131

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 576-2000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBIT 99

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99	Registrant’s Earnings Release Dated January 20, 2004*

*Furnished, not filed

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99 and incorporated by reference herein is financial information for Komag, Incorporated for the quarter ended December 28, 2003 and forward-looking statements relating to the first quarter of 2004 as presented in a press release of January 20, 2004. The information in this report shall not be incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Komag, Incorporated,
a Delaware corporation

Dated: January 20, 2004	By:	/s/ Kathleen A. Bayless

Kathleen A. Bayless
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Registrant’s Earnings Release Dated January 20, 2004.